UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2006

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

5205 N. O’Connor Blvd.	75039
Suite 900	(Zip code)
Irving, Texas
(Address of principal
executive offices)
Registrant’s telephone number, including area code: (972) 444-9001
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     As indicated in Item 3.03 of this Current Report on Form 8-K, on May 22, 2006, Pioneer Natural Resources Company (the “Company”) and Continental Stock Transfer & Trust Company (the “Rights Agent”) executed an amendment to the Rights Agreement dated July 20, 2001 between the Company and the Rights Agent (the “Rights Agreement”). The description of the amendments to the Rights Agreement that is contained in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.
Item 3.03. Material Modification to Rights of Security Holders.
     On May 22, 2006, the Board of Directors of the Company approved certain amendments to the Rights Agreement and the Company and the Rights Agent entered into an Amendment No. 1 to Rights Agreement, dated May 22, 2006 (the “Amendment”). As a result of the Amendment, each right that is attached to each share of the Company’s common stock will become exercisable only if a person or group acquires 20% or more of the Company’s outstanding voting stock or announces a tender or exchange offer that would result in ownership of 20% or more of the Company’s voting stock. The ownership threshold before execution of the Amendment in each case was 15%. The Amendment will also make certain technical modifications to the plan to delete provisions that are no longer relevant.
     A copy of the Amendment is included as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.03, and the above summary is qualified in its entirety by reference to that Exhibit.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
4.1 – Rights Agreement dated July 24, 2001, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, File No. 1-13245, filed with the Securities and Exchange Commission on July 24, 2001).
4.2 – Amendment No. 1 to Rights Agreement, dated as of May 22, 2006, between the Company and Continental Stock Transfer & Trust Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY
/s/ Darin G. Holderness
Darin G. Holderness
Vice President and Chief Accounting Officer

Dated: May 22, 2006

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
4.1	Rights Agreement dated July 24, 2001, between the Company and Continental Stock Transfer & Trust Company, as Rights Agent (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form 8-A, File No. 1-13245, filed with the Securities and Exchange Commission on July 24, 2001).

4.2(a)	Amendment No. 1 to Rights Agreement, dated as of May 22, 2006, between the Company and Continental Stock Transfer & Trust Company.

(a)	Filed herewith.